SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 17, 2003

Prentiss Properties Trust

(Exact Name of Registrant as Specified in Charter)

Maryland	1-14516	75-2661588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3890 W. Northwest Hwy., Suite 400

Dallas, Texas 75220

(Address and Zip Code of Principal Executive Offices)

(214) 654-0886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On July 16, 2003, we issued a press release regarding our results of operations for the quarter ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. In addition, we posted on our web site supplemental information regarding our operations for the quarter ended June 30, 2003, a copy of which is attached hereto as Exhibit 99.2.

At 10:00am central time on July 17, 2003, we will hold its earnings conference call for the quarter ended June 30, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

See above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prentiss Properties Trust

Date:	July 17, 2003	By:	/s/ GREGORY S. IMHOFF
Gregory S. Imhoff Senior Vice President and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated July 16, 2003, announcing the results of operations of the Company for the second quarter of 2003.

99.2	Supplemental Operating & Financial Data of the Company for the quarter ended June 30, 2003.